UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2022

LSI INDUSTRIES INC.
(Exact name of Registrant as Specified in its Charter)

Ohio	01-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 793-3200

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	LYTS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of LSI Industries Inc. (“LSI” or the “Company”) was held on November 1, 2022 at which the following matters were submitted to a vote of shareholders:

(a)	Votes regarding the election of seven directors.
Name	For	Withheld	Broker Non-Votes
Robert P. Beech	17,934,515	1,207,578	4,614,048
Ronald D. Brown	18,561,469	580,624	4,614,048
James A. Clark	18,554,256	587,837	4,614,048
Amy L. Hanson	18,183,049	959,044	4,614,048
Chantel E. Lenard	18,413,053	729,040	4,614,048
Ernest W. Marshall, Jr.	19,001,232	140,861	4,614,048
Wilfred T. O’Gara	18,035,364	1,106,729	4,614,048

(b)         Votes regarding the ratification of the Audit Committee’s appointment of Grant Thornton LLP as LSI’s Independent Registered Public Accounting Firm for fiscal 2023.

For	Against	Abstain
22,340,534	1,397,198	18,409

(c)         Advisory votes on the Company’s executive compensation as described in the Company’s Proxy Statement.

For	Against	Abstain	Broker Non-Votes
18,802,928	238,584	100,581	4,614,048

(d)         Votes regarding the amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock by 10 million shares.

For	Against	Abstain
20,151,308	3,554,503	50,330

(e)         Votes regarding the Company’s Amended and Restated 2019 Omnibus Award Plan to increase the number of shares authorized for issuance thereunder by 2,350,000 and remove the Plan’s fungible share counting feature.

For	Against	Abstain	Broker Non-Votes
16,961,190	2,116,488	64,415	4,614,048

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

No.	Description
3.1	Amended and Restated (Consolidated) Articles of Incorporation
10.1	LSI Industries Inc. Amended and Restated 2019 Omnibus Award Plan (incorporated by reference from LSI’s Proxy Statement on Schedule 14A filed with the SEC on September 15, 2022)
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LSI INDUSTRIES INC.

/s/ Thomas A. Caneris
Thomas A. Caneris
Executive Vice President, Human Resources & General Counsel
November 7, 2022